SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                            of 1934 (Amendment No.  )
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                              GeoResources, Inc.
__________________________________________________________________________

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                              GeoResources, Inc.
                   ________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held on June 8, 2000
                   ________________________________________


TO THE SHAREHOLDERS OF GEORESOURCES, INC.:

          The 2000 Annual Meeting (the "Meeting") of Shareholders of GeoResources, Inc. will be held on Thursday, June 8, 2000, at the Airport International Inn, Highway 2 and 85 North, Williston, North Dakota, at 2:00 P.M., Central Daylight Savings Time, for the following purposes:

          1.   To set the number of directors for the ensuing year;

          2.   To elect directors for the ensuing year; and

          3. To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

          Only shareholders of record as shown on our books at the close of business on April 20, 2000, will be entitled to vote at the Meeting and any adjournments thereof. These materials were first mailed to shareholders on or about May 1, 2000.

          You are cordially invited to attend the meeting in person. Please fill in, date, sign and return the enclosed proxy so that your shares may be voted at the meeting. If you attend the meeting, you can revoke your proxy and vote in person. Your vote is important.

                                       Sincerely,

                                       GEORESOURCES, INC.

                                       /s/ Cathy Kruse

                                       Cathy Kruse
                                       Secretary



Williston, North Dakota
Dated:  April 28, 2000


                              GeoResources, Inc.
                        Annual Meeting of Shareholders
                                 June 8, 2000

                                PROXY STATEMENT

          The accompanying proxy is solicited by our Board of Directors for use at our Annual Meeting of Shareholders to be held at 2 p.m. on Thursday, June 8, 2000, at the Airport International Inn, Highway 2 and 85 North, Williston, North Dakota, and for the purposes set forth in the Notice of Meeting, and at any adjournments thereof.

          The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and solicitation material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us. Directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

          Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to our Secretary or by attending the meeting and voting in person. At any time before the vote on a proposal, you can change your vote either by giving our Secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date. If the enclosed proxy card is executed properly and returned in time to be voted at the meeting, the shares represented will be voted as instructed. Proxies which are signed but which lack any voting instructions will be voted in favor of the number and slate of directors proposed by the Board of Directors and will be deemed to grant discretionary authority to vote upon any other matters properly before the meeting.

          The mailing address of our principal executive office is P. O. Box 1505, Williston, North Dakota 58802-1505. This Proxy Statement, the Proxy Card and the Notice of Meeting were mailed to shareholders on or about May 1, 2000.

          Our Board of Directors has fixed April 20, 2000, as the record date for the determination of shareholders entitled to vote at the meeting. Persons who were not shareholders on such date will not be allowed to vote at the meeting.

          At the close of business on April 20, 2000, there were issued and outstanding 3,990,352 shares of our Common Stock, par value $0.01 per share, our only class of voting securities. A majority of the shares of Common Stock outstanding must be represented at the meeting in person or by proxy to constitute a quorum for the two proposals and for the transaction of any other business that is properly brought before the meeting. On matters other than the election of directors, holders of the Common Stock are entitled to one vote per share held as of the record date. With respect to the election of directors, each holder of Common Stock is entitled to cumulative voting rights, that is, to cast all of his votes (determined by multiplying the number of shares owned by the total number of directors to be elected) for any one nominee or to distribute his votes among any two or more nominees. There are no conditions precedent to the exercise of cumulative voting rights. Discretionary authority to cumulate votes in the election of directors is solicited in this proxy statement.


                   PROPOSAL NUMBER 1 - NUMBER OF DIRECTORS

          Our Articles of Incorporation provide that the number of directors shall not be less than three nor more than ten. In accordance with the Board's recommendations over the past several years, the Board recommends that the number of directors for the ensuing year be set at five and that five directors be elected. This proposal does not involve a change in the Articles of Incorporation or Bylaws. Each proxy will be voted for or against such number or not voted at all as directed in the proxy. An affirmative vote by a majority of the shares represented in person or by proxy at the meeting is necessary to adopt Proposal Number 1 setting the number of directors for the ensuing year.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO SET THE NUMBER OF DIRECTORS AT FIVE.


                   PROPOSAL NUMBER 2 - ELECTION OF DIRECTORS

          In the election of directors, each proxy will be voted for each of the nominees listed in the table below (with discretionary authority to cumulate votes) unless the proxy withholds authority to vote for one or more of such nominees. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be duly elected and shall qualify.

          If, prior to the meeting, it should become known to the Board of Directors that any one of the nominees named below will be unable to serve as a director after the meeting, the proxy will be voted for substitute nominee(s) selected by the Board of Directors. The Board has no reason to believe that any of the nominees will be unable to serve. In the election of directors, the number of nominees equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors.

          The following table provides certain information with respect to our nominees for directors.

                              Current Position(s)
                              With the Company and
                              Business Experience                Director
Name of Nominee      Age      During Past Five Years              Since

H. Dennis Hoffelt    59       Director; has been President          1967;
                              of Triangle Electric, Inc.,          except
                              Williston, North Dakota,           for 1986
                              an electrical contracting
                              firm, for over five years.

Jeffrey P. Vickers   47       Our President and Director             1982
                              since January 1983 and
                              June 1982, respectively.

Cathy Kruse          46       Our Secretary since October 1981;      1996
                              Our Treasurer, October 1981 to
                              May 1985 and since June 1990.
                              A Director since June 1996.
                              Employed as our Office Manager
                              since May 1981.

Paul A. Krile        72       Director; has been President           1997
                              and owner of Ranco Fertiservice,
                              a manufacturer of dry fertilizer
                              handling equipment, for over
                              five years.

Duane Ashley         52       Director; has been a Senior            1999
                              Salesman for GRACO Fishing
                              and Rental Tools, Inc., since
                              January 1999 and for Weatherford
                              Enteerra, Inc., for over five years.

          Cathy Kruse is our Secretary/Treasurer and is the sister-in-law of Jeffrey P. Vickers. No other family relationship exists between or among any of the officers or nominees. There are no arrangements or understandings between any of the directors or nominees or any other person pursuant to which any person was or is to be elected as a director or nominee.

          During fiscal 1999, the Board of Directors held four meetings and each Director attended all of such meetings. On March 24, 2000, the Board designated a new audit committee. Members of the committee are Duane Ashley, Dennis Hoffelt and Paul Krile. The committee held one meeting during fiscal 1999.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.


EXECUTIVE COMPENSATION

          The following table presents the aggregate compensation which was earned by our Chief Executive Officer for each of the past three years. We do not have an employment contract with any of our executive officers.
None of our employees earned total annual salary and bonus in excess of $100,000. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year covered by any table, other than what is set forth in the following table.

                          SUMMARY COMPENSATION TABLE

                                            Long Term Compensation
                  Annual Compensation            Awards         Payouts
                                                                          All
                                 Other   Restricted  Securities          Other
Name and                         Annual    Stock     Underlying  LTIP    Compen-
Principal       Salary    Bonus  Compen-  Award(s)    Options   Payouts  sation
Position  Year    ($)      ($)   sation     ($)       SARs(#)     ($)      ($)

Jeffrey   1999  $76,307    -0-     -0-      N/A         -0-       N/A    $1,820
P.        1998  $82,596    -0-     -0-      N/A         -0-       N/A    $4,130
Vickers,  1997  $82,596  25,000    -0-      N/A       71,000      N/A    $8,747
CEO

          In the table above, the column titled "All Other Compensation" is comprised entirely of profit sharing amounts and the 401(k) Company matching funds discussed below.

          If we achieve net income in a fiscal year, our Board of Directors may determine to contribute an amount based on our profits to the Employees' Profit Sharing Plan and Trust adopted in December 1978 (the "Profit Sharing Plan"). An eligible employee may be allocated from 0% to 15% of his compensation depending upon the total contribution to the Profit Sharing Plan. A total of 20% of the amount allocated to an individual vests after three years of service, 40% after four years, 60% after five years, 80% after six years and 100% after seven or more years. On retirement, an employee is eligible to receive the vested amount. On death, 100% of the amount allocated to an individual is payable to the employee's beneficiary. We made total contributions to the plan, matching and discretionary, for the years ended December 31, 1999, 1998 and 1997 of $44,989, $19,883, and $31,930, respectively. As of December 31, 1999, vested amounts in the Profit Sharing Plan for all officers as a group were approximately $440,000.

          Effective July 1, 1997, we executed an Adoption Agreement Nonstandardized Code 401(k) Profit Sharing Plan that incorporated a 401(k) Plan into the existing Profit Sharing Plan. Eligible employees are allowed to defer up to 15% of their compensation and we match up to 5%.


              Aggregated Option/SAR Exercises in last Fiscal Year
                         and FY-End Option/SAR Values

                                                               Value of
                                              Number of        Unexercised
                                             Unexercised       In-the-Money
                                             Options/SARs      Options/SARs
               Shares                        at FY-End(#)      at FY-End($)
             Acquired on       Value         Exercisable/      Exercisable/
Name         Exercise(#)     Realized($)     Unexercisable     Unexercisable

Jeffrey P.
Vickers, CEO     -0-             -0-           106,000/0            0/0

          At our 1993 Annual Meeting of Shareholders, a 1993 Employees' Incentive Stock Option Plan (the "Plan") was approved by shareholders. The purpose of the Plan is to enable us to attract persons of training, experience and ability to continue as employees and to furnish additional incentive to them, upon whose initiative and efforts the successful conduct and development of the business largely depends, by encouraging them to become owners of our Common Stock.

          The term of the Plan expires on February 17, 2003. If within the duration of an option, there is a corporate merger consolidation, acquisition of assets or other reorganization; and if this transaction affects the optioned stock, the optionee will thereafter be entitled to receive upon exercise of his option those shares or securities that he would have received had the option been exercised prior to the transaction and the optionee had been a stockholder with respect to such shares.

          The Plan is administered by our Board of Directors. The exercise price of the Common Stock offered to eligible participants under the Plan by grant of an option to purchase Common Stock may not be less than the fair market value of the Common Stock at the date of grant; provided, however, that the exercise price will not be less than 110% of the fair market value of the Common Stock on the date of grant in the event an optionee owns 10% or more of the Common Stock. A total of 300,000 shares have been reserved for issuance pursuant to options to be granted under the Plan. Of the 300,000 reserved shares, options have been issued for 295,000 shares pursuant to the Plan.


DIRECTORS' COMPENSATION

          The officers of the Company, who are also directors, receive no additional compensation for attendance at Board meetings. Directors, other than Jeffrey P. Vickers and Cathy Kruse, were paid $200 per month for Board service in 1999.


Securities Ownership of Certain Beneficial Owners and Management

          The following table sets forth the number of shares of our Common Stock beneficially owned by (i) each of our officers and directors, and
(ii) all directors and officers as a group, as of March 15, 2000. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                  Name and                 Amount and
Class of          Address of               Nature of                Percent
Securities        Beneficial Owner         Beneficial Ownership     of Class

Common Stock,     Jeffrey P. Vickers,      366,934-Direct and         9.2%
$.01 par value    1814 14th Ave. W.                Indirect(a)
                  Williston, ND  58801
                  President and Director

Common Stock,     Paul A. Krile,           211,500-Direct (b)         5.3%
$.01 par value    P. O. Box 329
                  Sioux Rapids, IA  50585
                  Director

Common Stock,     Cathy Kruse,              14,700-Direct(d)          (c)
$.01 par value    723 14th St. W.
                  Williston, ND  58801
                  Secretary, Treasurer
                  and Director

Common Stock,     Thomas F. Neubauer,       20,500-Direct(e)          (c)
$.01 par value    910 Park Place
                  Williston, ND  58801
                  Vice President,
                  Leonardite Operations

Common Stock,     H. Dennis Hoffelt,        41,000-Direct and         1.0%
$.01 par value    9421 East Desert Lake            Indirect(f)
                  Sun Lakes, AZ  85248
                  Director

Common Stock,     Duane Ashley,                  0                    - -
$.01 par value    910 W. 15th St.
                  Williston, ND  58801
                  Director

Common Stock,     Officers and             654,634                   16.4%
$.01 par value    Directors as
                  a Group-
                  (six persons)
___________________
(a) Includes 139,634 shares owned directly by Mr. Vickers, 2,500 in a self-directed individual retirement account, 72,000 shares held jointly with his wife, Nancy J. Vickers, 25,500 shares held directly by his wife, 1,300 shares in his wife's self-directed individual retirement account, and an aggregate 20,000 shares held by him as custodian for his two minor children. Also included are 106,000 shares which may be purchased by Mr. Vickers under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(b)  Mr. Krile has sole voting and investment powers over these shares.

(c)  Less than 1%.

(d) Included are 14,500 shares which may be purchased by Ms. Kruse under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(e) Included are 9,500 shares which may be purchased by Mr. Neubauer under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(f) Mr. Hoffelt has sole voting and investment power over 11,500 of shares and has shared voting and investment powers over the remaining 29,500 shares.

          The following table sets forth information concerning persons known to us to be the beneficial owners of more than 5% of our outstanding Common Stock as of March 15, 2000.

                                           Amount of
Class of          Name and                 Shares and Nature of     Percent
Securities        Address of Person        Beneficial Ownership     of Class

Common Stock,     Joseph V. Montalban      463,800-Direct(a)         11.6%
$.01 par value    Montalban Oil & Gas
                  Operations, Inc.
                  Box 200
                  Cut Bank, MT  59247

Common Stock,     Jeffrey P. Vickers       366,934-Direct and         9.2%
$.01 par value    1814 14th Ave. W.                Indirect(b)
                  Williston, ND  58801

Common Stock,     Paul A. Krile            211,500-Direct(c)          5.3%
$.01 par value    P. O. Box 329
                  Sioux Rapids, IA  50585
___________________
(a)  This information was obtained from a Securities and Exchange
     Commission filing.

(b)  See footnote (a) of the immediately preceding table.

(c)  See footnote (b) of the immediately preceding table.

          As of the date of this proxy statement, we are not aware of any arrangements which could result in a change in control of the Company. Based solely on a review of SEC Forms 3, 4 and 5 with reports the Company filed by its executive officers and directors, the Company is not aware of any officer, director or holder of greater than 10% of the Company's Common Stock who has failed to file the required SEC Forms 3, 4 or 5 on a timely basis for 1999.


                 SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

          Our independent public accounting firm is Richey, May & Co., P. C., ("Richey"), of Engelwood, Colorado. Richey audited our accounts for 1998 and 1999 fiscal years. Richey is expected to be our independent auditors for 2000.


                            SHAREHOLDER PROPOSALS

          Any appropriate proposal submitted by a shareholder and intended to be presented at the 2001 Annual Meeting of Shareholders must be received by us by January 22, 2001, to be included in our proxy statement and related proxy for such annual meeting.


                                OTHER BUSINESS

          We know of no other matters to be presented at the Meeting. If any other matter properly comes before the Meeting, the appointed proxies will vote the proxies in accordance with their best judgment.


                        ANNUAL REPORT TO SHAREHOLDERS

          A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 1999, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.


                                  FORM 10-K

          We will provide at no charge a copy of the annual report on Form 10-K for the year ended December 31, 1999, as filed with the Securities And Exchange Commission, to any beneficial owner of shares entitled to vote at the Meeting. Please address your request to the attention of Cathy Kruse, GeoResources, Inc., P.O. Box 1505, Williston, North Dakota 58802-1505.

                                       By order of The Board of Directors

                                       GEORESOURCES, INC.

                                       /s/ J. P. Vickers

                                       J. P. Vickers
                                       President



Williston, North Dakota
Dated:  April 27, 2000